EXHIBIT 10.34*



                        INOVOJECT(R) EGG INJECTION SYSTEM
                         LEASE, LIMITED LICENSE, SUPPLY
                              AND SERVICE AGREEMENT

     This Agreement is made as of the 1st day of September, 1994, between EMBREX, INC., a North Carolina corporation ("EMBREX"), and Tyson Foods, Inc., a Delaware corporation ("Lessee") upon the following terms, and supersedes the agreement of May 4, 1993.

     1. LEASE AND LIMITED LICENSE: EMBREX leases to Lessee ("the Lease") INOVOJECT(R) systems and grants Lessee a limited sublicense to practice U.S. Patent 4,458,630, "Disease Control in Avian Species by Embryonal Vaccination" (the "License") for use at the hatcheries listed in Schedule A and Schedule B (the "Hatcheries") subject to the EMBREX Standard Terms and Conditions of Lease set forth in Attachment A hereto; provided, however, that, in the event of any inconsistencies between the Standard Terms and Conditions of Lease and express terms of this Agreement, the terms of this Agreement shall control. The term of this Agreement shall be for the period commencing September 1, 1994, and continuing for each of the Hatcheries listed on Schedule A until August 31, 1998, and for each of the Hatcheries listed on Schedule B until December 31, 1998.

     2. INSTALLATION: INOVOJECT(R) systems have been installed in the Hatcheries listed in Schedule A, and the parties agree that they will use their best efforts to install INOVOJECT(R) systems in the Hatcheries listed in Schedule B on or before the Installation Dates indicated.

     3. COMPENSATION: *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Commission and marked "CONFIDENTIAL TREATMENT."

     4. SUPPLIES: EMBREX shall supply Lessee with standard System disposables (i.e., needles, punches and tubing) at no charge (collectively, the "Supplies").

     5. SERVICE: EMBREX will provide at no cost to Lessee initial training for a reasonable number of Lessee personnel in the proper use and routine maintenance of INOVOJECT(R), all non-routine service and reasonable modifications of INOVOJECT(R) to accommodate Lessee's specific Hatchery needs. Any other service shall be charged to Lessee at standard EMBREX rates.

     6. PAYMENT TERMS: Within ten (10) days following the end of each calendar month, Lessee shall notify EMBREX of the number of eggs which have been injected during such prior month and shall remit the appropriate payment for the Lease, License and Supplies used during such month. Lessee shall remit payment for other supplies and services provided by EMBREX within thirty (30) days of receipt of invoice.


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Commission and marked "CONFIDENTIAL TREATMENT."

     7. TERMINATION: *

     8. CONFIDENTIALITY: Each party agrees that for the term of this Agreement they shall use their best efforts to prevent disclosure of the financial terms of this Agreement to any third party without the prior written consent of the other. This commitment shall not affect, however, the right of either party to announce or disclose the existence of this Agreement.

     9. DESIGNATED CONTACT PERSON: Lessee agrees that during the term of this Agreement it shall designate to EMBREX one individual at each of the Hatcheries where an INOVOJECT(R) system has been placed responsible for -coordinating operation, training and minor maintenance. Until further notice in writing to EMBREX, the individual designated at each of the Hatcheries shall be as set forth in Schedule A and Schedule B.



EMBREX, INC. (Lessor)                   TYSON FOODS, INC. (Lessee)


By:  /s/ Randall L. Marcuson            By:  /s/ David S. Purtle
     ---------------------------             -------------------------------
         Randall L. Marcuson                     David S. Purtle
         President                               Senior Vice-president


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Commission and marked "CONFIDENTIAL TREATMENT."

                                   SCHEDULE A


                                        *




Acknowledged and Agreed:

TYSON FOODS, INC. (Lessee)                  EMBREX, INC. (Lessor)


By:  /s/ David S. Purtle                    By:  /s/ Kenneth P. West
     ------------------------------              -------------------------------
     David S. Purtle                             Kenneth P. West
     Sr. Vice President                          Vice President
     Date: September 1, 1994                     Date: August 31, 1994


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Commission and marked "CONFIDENTIAL TREATMENT."

                                   SCHEDULE B


                                        *




Acknowledged and Agreed:

TYSON FOODS, INC. (Lessee)                  EMBREX, INC. (Lessor)


By:   /s/ David S. Purple                   By:  /s/ Randall L. Marcuson
     -----------------------------              --------------------------------
      David S. Purtle                                Randall Marcuson
      Sr. Vice President                             President
Date: 9/1/94                                Date:    9/1/94


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Commission and marked "CONFIDENTIAL TREATMENT."